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                                                                    EXHIBIT 99.3

                                REVOCABLE PROXY
                               DIME BANCORP, INC.
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                    FOR THE SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON MARCH 15, 2000.

    The undersigned hereby appoints Lawrence J. Toal and James E. Kelly as proxies, severally, each with the power to appoint a substitute, and hereby authorizes them to represent and vote all the shares of Common Stock of Dime Bancorp, Inc. held of record by the undersigned on February 4, 2000 as directed and, in their discretion, on all other matters that may properly come before the Special Meeting of Stockholders to be held on March 15, 2000 and any adjournments or postponements thereof.

    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ADOPTION OF THE AGREEMENT AND PLAN OF MERGER, DATED AS OF SEPTEMBER 15, 1999, BETWEEN HUDSON UNITED BANCORP AND DIME BANCORP, INC, AS AMENDED AND RESTATED ON DECEMBER 27, 1999.

                          TO BE SIGNED ON REVERSE SIDE

SEE REVERSE SIDE                                                SEE REVERSE SIDE

    [X] PLEASE MARK VOTES AS IN THIS EXAMPLE.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL NO. 1.

1. Adoption of the Agreement and Plan of Merger, dated as of September 15, 1999, between Hudson United Bancorp and Dime Bancorp, Inc, as amended and restated on December 27, 1999.

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

2. In their discretion, upon such other matters as may properly come before the Special Meeting.

                                          MARK HERE IF YOU PLAN TO ATTEND THE
                                          MEETING                            [ ]

                                          MAIL HERE FOR ADDRESS CHANGE AND NOTE
                                          AT LEFT                            [ ]

                                          PLEASE SIGN, DATE, AND RETURN THIS
                                          CARD PROMPTLY IN THE ENCLOSED
                                          ENVELOPE. PLEASE SIGN EXACTLY AS YOUR
                                          NAME APPEARS HEREON. WHEN SHARES ARE
                                          HELD BY JOINT TENANTS, BOTH SHOULD
                                          SIGN. WHEN SIGNING AS ATTORNEY,
                                          EXECUTOR, ADMINISTRATOR, TRUSTEE, OR
                                          GUARDIAN, PLEASE GIVE FULL TITLE AS
                                          SUCH. IF A CORPORATION, PLEASE SIGN
                                          FULL CORPORATE NAME BY PRESIDENT OR
                                          OTHER AUTHORIZED OFFICER. IF A
                                          PARTNERSHIP, PLEASE SIGN IN
                                          PARTNERSHIP NAME BY AUTHORIZED PERSON.

   SIGNATURE: DATE:  __________________ SIGNATURE: DATE:  __________________